UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2007

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2007, People’s United Financial, Inc. (the “Company”) announced that John A. Klein, Chairman, Chief Executive Officer and President of the Company, would be taking a temporary leave of absence to recuperate more fully from his recent surgery.

The Company also announced the election of George P. Carter as Chairman of the Board of Directors, and the appointment of its current Chief Financial Officer, Philip R. Sherringham, as acting President and acting Chief Executive Officer of the Company. Mr. Sherringham was appointed to act on an interim basis until Mr. Klein resumes his duties.

A copy of the Company’s press release is being filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) The following Exhibits are filed as part of this Report.

Exhibit No.	Description
99.1	Press Release dated November 9, 2007

[signature appears on following page]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc. (Registrant)

Date: November 9, 2007	By:	/s/William T. Kosturko
(Signature)
	Name:	William T. Kosturko
	Title:	Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 9, 2007